UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

ANAPTYSBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37985	20-3828755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle, Suite 210, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

(858) 362-6295

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ANAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 20, 2026 (the “Distribution Date”) at 12:01 a.m., New York City time, AnaptysBio, Inc. (the “Company”) completed the previously announced separation (the “Spin-Off”) of First Tracks Biotherapeutics, Inc. (“First Tracks Biotherapeutics”) from the Company. The Spin-Off of First Tracks Biotherapeutics was achieved through the Company’s pro rata distribution of all of the outstanding shares of common stock of First Tracks Biotherapeutics to holders of record of the Company’s common stock. Each holder of record of the Company’s common stock received one share of First Tracks Biotherapeutics’ common stock for every one share of Company common stock held on April 6, 2026, the record date for the distribution. On April 20, 2026, First Tracks Biotherapeutics’ shares of common stock began trading on the Nasdaq Stock Market LLC under the ticker symbol “TRAX.”

In this Amendment No. 1 the Company amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 20, 2026 (the “Original Form 8-K”) that reported the completion of the Spin-Off. The Original Form 8-K did not include the unaudited pro forma financial information of the Company reflecting the performance of the Company’s businesses after giving effect to the Spin-Off. This Amendment No. 1 to the Original Form 8-K is being filed to include such pro forma financial information as required under Item 9.01(b) of Form 8-K.

Unaudited pro forma financial information included in this Amendment No. 1 to the Original Form 8-K has been presented to illustrate the estimated effects of the Spin-Off and is not necessarily indicative of the results of operations that the Company would have achieved had the Spin-Off been completed as of the dates indicated or of the results that may be obtained in the future.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2025

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for each of the three years ended December 31, 2025, 2024 and 2023

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)	Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Consolidated Financial Information of AnaptysBio, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2026

ANAPTYSBIO, INC.

By:	/s/ Dan Faga
Dan Faga
President and Chief Executive Officer